SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                       DATE OF REPORT: JULY 12, 1994
                     (Date of earliest event reported)

                           UNITED AIR LINES, INC.
           (Exact name of Registrant as specified in its charter)

         DELAWARE              32-21220              36-2675206
        (State of        (Commission File No.)     (IRS Employer
      incorporation)                            Identification No.)

          1200 ALGONQUIN ROAD, ELK GROVE TOWNSHIP, ILLINOIS 60007 (Address of principal executive offices, including zip code)

                               (312) 952-4000
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)



        ITEM 5. On July 12, 1994, UAL Corporation ("UAL"), the Registrant parent company, issued a press release announcing UAL's 1994 second quarter earnings. A copy of the press release is attached as Exhibit 99.1 to the Current Report on Form 8-K of UAL filed with the Securities and Exchange Commis-sion on July 13, 1994.

        ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

                         99.1     Press release dated July 12, 1994
                                  announcing UAL's 1994 second
                                  quarter earnings (filed as Exhib-
                                  it 99.1 to Current Report on Form
                                  8-K of UAL dated July 13, 1994
                                  and incorporated herein by refer-
                                  ence).


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           UNITED AIR LINES, INC.

Dated:  July 12, 1994                     By:/s/ James M. Guyette
                                          Name: James M. Guyette
                                          Title: Executive Vice President



                               EXHIBIT INDEX

Exhibit
Number         Description

99.1 Press release, dated July 12, 1994, announcing UAL's 1994 second quarter earnings (filed as Exhibit 99.1 to Current Report on Form 8-K of UAL and incorporated herein by refer-
               ence).